UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2013

Plumas Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

35 S. Lindan Avenue, Quincy, California		95971
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(530)283-7305

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

a.) On December 19, 2013, the Audit Committee of the Board of Directors of Plumas Bancorp (the "Company") appointed Vavrinek, Trine, Day & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

On December 19, 2013, the Company notified Crowe Horwath LLP that it will be dismissed as the Company’s independent registered public accounting firm upon the completion of its audit of the Company’s consolidated financial statements as of and for the year ending December 31, 2013. The decision to dismiss Crowe Horwath LLP was approved by the Company’s Audit Committee. Crowe Horwath LLP served as the Company’s independent registered public accounting firm since the year ended December 31, 2011. The audit report of Crowe Horwath LLP on the consolidated financial statements of the Company for the years ended December 31, 2012 and December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2012 and December 31, 2011 and the subsequent interim period through December 19, 2013 there were: (1) no disagreements between the Company and Crowe Horwath LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Crowe Horwath LLP would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Crowe Horwath LLP with a copy of the disclosures in this Form 8-K and has requested that Crowe Horwath LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the letter dated December 23, 2013 is filed as Exhibit 16.1 to this Form 8-K.

b.) As stated above, Vavrinek, Trine, Day & Company, LLP was appointed on December 19, 2013, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. During the years ended December 31, 2012 and December 31, 2011, and the subsequent interim period through December 19, 2013 the Company did not consult Vavrinek, Trine, Day & Company, LLP regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and Vavrinek, Trine, Day & Company, LLP did not provide any written report or oral advice that Vavrinek, Trine, Day & Company, LLP concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits.

16.1 Letter from Crowe Horwath LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp

December 23, 2013	By:	Richard L. Belstock

Name: Richard L. Belstock
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Crowe Horwath LLP